UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

October 24, 2019

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Exchange of which registered
Common stock, par value $0.00001 per share	ENVA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed to amend Items 2.02 and 9.01 of the Current Report on Form 8-K filed on October 24, 2019 announcing Enova International, Inc.’s (the “Company”) financial results for the quarter ended September 30, 2019 solely for the purpose of correcting the narrative in the “Outlook” section and two corresponding tables provided in its press release dated October 24, 2019. This Amendment does not change the Company’s GAAP results.

ITEM 2.02RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2019, the Company corrected the narrative in the “Outlook” section and two corresponding tables provided in its press release dated October 24, 2019.   The changes relate solely to the presentation of the impact of the charge relating to discontinued operations and do not alter the Company’s estimate of adjusted earnings per share for the fourth quarter of 2019 or full year 2019. A revised copy of the press release is furnished as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Enova International, Inc. corrected press release dated October 28, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: October 28, 2019	By:	/s/ Sean Rahilly
Sean Rahilly
General Counsel & Secretary